For Immediate Release

Patrick Industries, Inc. Announces Andy Nemeth to Succeed Todd Cleveland as Chief Executive Officer

ELKHART, IN – November 18, 2019 – Patrick Industries, Inc. (NASDAQ: PATK) announced today that Andy L. Nemeth, President will succeed Todd M. Cleveland as Chief Executive Officer effective January 1, 2020 in accordance with the Company’s executive succession plan. Mr. Nemeth will continue in his role as President and a director of the Company. Mr. Cleveland will become Executive Chairman and will continue to lead the Board of Directors while working closely with Mr. Nemeth and the senior leadership team.

“The Company has continued to evolve in its depth, breadth, and complexity as it has grown in alignment with our strategic plan, and Andy has provided exceptional strategic, organizational, operational, and financial leadership during this time and throughout his 23-year tenure with Patrick,” said Mr. Cleveland. “He has a proven track record of accomplishment, leadership credibility, and vision within our organization and the industries in which we operate, and has worked side by side with me in driving the execution of our strategic vision. I’m looking forward to my continued involvement with the Company and partnership with Andy and the team to support our M&A strategy, investor and community relations platform, key customer and supplier relationships, and overall development of our strategic plan,” Mr. Cleveland further noted.

“The incredible talent and spirit in our organization coupled with the energy and passion of our team members are both inspiring and humbling,” Mr. Nemeth said. “I’m excited and honored to lead Patrick and our ‘Customer 1st’ culture with the goal of carrying on our legacy of leadership and performance and driving our growth trajectory and values-based organizational presence. I’m further energized by the ongoing partnership with Todd in his new role, our senior team, and the Board of Directors in driving our strategic plan, while continuing our focus on increasing shareholder value as we strive to bring the highest quality products and service to our customers.”

Scott Welch, Lead Independent Director, said, “We want to thank Todd for his leadership and vision as Chief Executive Officer and are looking forward to his continued contributions to Patrick. We are extremely optimistic about Patrick’s future under the leadership of Andy and the rest of our senior team. Andy’s promotion represents the culmination of a long-term succession plan, and we expect a seamless transition.”

Prior to assuming the position of President in 2016, Mr. Nemeth was Executive Vice President of Finance, Secretary-Treasurer and Chief Financial Officer from 2004 to 2015, Vice President of Finance, Chief Financial Officer, and Secretary-Treasurer from 2003 to 2004, and Secretary-Treasurer and Chief Financial Officer from 2002 to 2003. Mr. Nemeth joined the Company in 1996.

Mr. Cleveland was appointed Chairman of the Board in 2018 and Chief Executive Officer in 2009. He also served as President of the Company from 2008 to 2015, Chief Operating Officer from 2008 to 2013, and Executive Vice President of Operations and Sales and Chief Operating Officer from 2007 to 2008. Previously, Mr. Cleveland spent 17 years with Adorn Holdings, Inc., including as President and Chief Executive Officer from 2004 to 2007 and President and Chief Operating Officer from 1998 to 2004.

About Patrick Industries, Inc.
Patrick Industries, Inc. is a major manufacturer and distributor of component products and building products serving the recreational vehicle, marine, manufactured housing, residential housing, high-rise, hospitality, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, and other industrial markets and operates coast-to-coast in various locations throughout the United States and in Canada, China and the Netherlands. Patrick’s major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile mouldings, slide-out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures and tile systems, thermoformed shower surrounds, specialty bath and closet building products, fiberglass and plastic helm systems and component products, wiring and wire harnesses, boat covers, towers, tops and frames, electrical systems components including instrument and dash panels, softwoods lumber, interior passage doors, air handling products, RV painting, slotwall panels and components, aluminum fuel tanks, and CNC molds and composite parts and other products. The Company also distributes drywall and drywall finishing products, electronics and audio systems components, wiring, electrical and plumbing products, appliances, cement siding, raw and processed lumber, FRP products, interior passage doors, roofing products, tile, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, and other miscellaneous products, in addition to providing transportation and logistics services.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: adverse economic and business conditions, including cyclicality and seasonality in the industries we sell our products; the deterioration of the financial condition of our customers or suppliers; the loss of a significant customer; changes in consumer preferences; pricing pressures due to competition; conditions in the credit market limiting the ability of consumers and wholesale customers to obtain retail and wholesale financing for RVs, manufactured homes, and marine products; the imposition of restrictions and taxes on imports of raw materials and components used in our products; information technology performance and security; any increased cost or limited availability of certain raw materials; the impact of governmental and environmental regulations, and our inability to comply with them; our level of indebtedness; the ability to remain in compliance with our credit agreement covenants; the availability and costs of labor; inventory levels of retailers and manufacturers; the ability to generate cash flow or obtain financing to fund growth; future growth rates in the Company's core businesses; realization and impact of efficiency improvements and cost reductions; the successful integration of acquisitions and other growth initiatives; increases in interest rates and oil and gasoline prices; the ability to retain key executive and management personnel; the ability to achieve our strategic plan, and adverse weather conditions impacting retail sales.
There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. The Company does not undertake to publicly update or revise any forward-looking statements except as required by law. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in the Company's Form 10-Qs for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made.

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Contact:
Julie Ann Kotowski
Patrick Industries, Inc.
574-294-7511 / kotowskj@patrickind.com